UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 5, 2021 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    At the annual meeting of stockholders of Heska Corporation (the “Company”) on May 5, 2021, the Company’s stockholders approved the Heska Corporation Equity Incentive Plan. A detailed description of the Equity Incentive Plan is included in the Company’s Definitive Proxy Statement for the annual meeting, filed with the Securities and Exchange Commission on March 25, 2021. The Equity Incentive Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 5, 2021. The following is a summary of the matters voted on at the annual meeting based on the report of the voting results by the independent inspector of elections. The definitive proxy statement related to the annual meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 000-22427) on March 25, 2021, contains a description of the following proposals considered at the annual meeting, each of which were approved by the Company's stockholders at the annual meeting as set forth below:

1.Stockholders elected the following nominees to serve a one-year term, as follows:

Nominee	For	Withheld	Broker Non-Voted	Other Non-Voted
Robert L. Antin	9,253,308	27,169	368,201
Stephen L. Davis	9,252,923	27,554	368,201
Mark F. Furlong	9,165,307	115,170	368,201	—
Joachim A. Hasenmaier	9,253,483	26,994	368,201
Scott W. Humphrey	9,252,786	27,691	368,201	—
Sharon J. Larson	8,001,805	1,278,672	368,201	—
David E. Sveen	9,253,968	26,509	368,201	—
Kevin S. Wilson	9,253,967	26,510	368,201	—

Mr. Antin, Mr. Davis, Mr. Furlong, Mr. Hasenmaier, Mr. Humphrey, Ms. Larson, Dr. Sveen, and Mr. Wilson have been elected to hold office until the 2022 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

2.Stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021, as follows:

For:	9,633,046
Against:	7,180
Abstain:	8,452
Broker Non-Voted:	—
Other Non-Voted:	—

3.Stockholders approved the Heska Corporation Equity Incentive Plan, as follows:

For:	8,804,200
Against:	474,110
Abstain:	2,167
Broker Non-Voted:	368,201
Other Non-Voted:	—

4.Stockholders approved the Company's executive compensation in a non-binding advisory vote, as follows:

For:	8,964,070
Against:	305,531
Abstain:	10,876
Broker Non-Voted:	368,201
Other Non-Voted:	—

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description
10.1    Heska Corporation Equity Incentive Plan (incorporated by reference to Appendix A of the         Registrant’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2021).

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: May 6, 2021	By: /s/ Christopher Sveen Christopher Sveen Executive Vice President, Chief Administrative Officer, General Counsel, Corporate Secretary